UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2005
CIVITAS BANKGROUP, INC.
(Exact name of registrant as specified in charter)

Tennessee (State or other jurisdiction of incorporation)	000-27393 (Commission File Number)	62-1297760 (I.R.S. Employer Identification No.)

4 Corporate Centre 810 Crescent Centre Drive, Suite 320 Franklin, Tennessee		37067
(Address of principal executive offices)		(Zip Code)
(615) 263-9500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 20, 2005, Civitas BankGroup, Inc. issued a press release announcing its 2005 third quarter earnings results, the text of which is set forth in Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     On October 20, 2005, Civitas BankGroup, Inc. issued a press release announcing its 2005 third quarter earnings results, the text of which is set forth in Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits:
99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated October 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Lisa Musgrove
Lisa Musgrove
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: October 20, 2005

EXHIBIT INDEX
99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated October 20, 2005.